UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 5, 2005

Date of Report (Date of earliest event reported)

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer of Identification Number)

Amgen Inc. One Amgen Center Drive Thousand Oaks, CA	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR2 40.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 5, 2005, the Compensation and Management Development Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Amgen Inc. (“Amgen” or the “Company”) approved amendments to and restatement of certain of the Company’s equity plans, performance program and the related forms of restricted stock unit, stock option and performance award agreements. Further, on December 6, 2005, the Board approved (i) certain amendments to and restatement of the Company’s director equity incentive program and related forms of restricted stock unit and stock option agreements and (ii) a certain amendment to the Company’s credit agreement. A description of these amendments and restatements and the amendment, as the case may be, follows below.

Amendments to and Restatement of Certain of the Company’s Equity Plans, Its Performance Program and the Related Forms of Restricted Stock Unit, Stock Option and Performance Award Agreements

On December 5, 2005, the Compensation Committee approved amendments to and restatement of the Company’s Amended and Restated 1991 Equity Incentive Plan (the “1991 Plan”), the Amgen Inc. Performance Award Program (the “Performance Program”), the Amgen Inc. Amended and Restated 1997 Equity Incentive Plan (formerly known as the Tularik Inc. 1997 Equity Incentive Plan, the “Acquired 1997 Plan”), the Amended and Restated 1999 Equity Incentive Plan (formerly known as the Immunex Corporation 1999 Stock Option Plan, the “1999 Plan” and, together with the 1991 Plan and the Acquired 1997 Plan, the “Plans”) to comply with new rules announced earlier this year by the Internal Revenue Service (the “IRS”) under IRS Code (the “Code”) of 1986, as amended pertaining to “deferred compensation,” often referred to as “Code Section 409A”. The Compensation Committee also approved corresponding amendments to and restatement of the related forms of stock option agreements for the Plans, forms of restricted stock unit agreements for the 1991 Plan and the Acquired 1997 Plan and form of the performance award unit agreement for the Performance Program. The amendments to and restatement of the Plans, the Performance Program and the forms of stock option, restricted stock unit and performance award unit agreements consist of the following material changes:

Plans: Revised stock option grant price language to ensure option grants exempt from Code Section 409A; added language stating intent of Plan, and stock awards to be exempt from Code Section 409A, but if otherwise subject to Code Section 409A, shall be interpreted in accordance with Code Section 409A; and added language permitting Board or Compensation Committee to amend plan awards to either be exempt from or comply with requirements Code Section 409A.

Performance Program: Added language to preserve Code Section 162(m) exemption if award deemed to constitute “nonqualified deferred compensation” and subject to Code Section 409A and revised payment language to state payment to be made by fifteenth day of third month after end of performance cycle, so to qualify as short-term deferral exemption from Code Section 409A, but if otherwise deemed “nonqualified deferred compensation” and subject to Code Section 409A, then payment made within guidelines of Code Section 409A to avoid tax penalties.

Restricted Stock Unit Agreements: Added language indicating that payment of restricted stock units within two and a half months upon vesting intends to qualify as short-term deferral exemption from Code Section 409A, but if otherwise subject to Code Section 409A, shall be interpreted in accordance with Code Section 409A and added language permitting Board or

Compensation Committee to amend unit agreement to either be exempt from or comply with requirements Code Section 409A.

Stock Option Agreements: Added language stating option awards intended to be exempt from Code Section 409A, but if otherwise subject to Code Section 409A, shall be interpreted in accordance with Code Section 409A and added language permitting Board or Compensation Committee to amend stock option agreement to either be exempt from or comply with requirements Code Section 409A.

Performance Award Unit Agreement: Revised payment language to state payment to be made by fifteenth day of third month after end of performance cycle, intending to qualify as short-term deferral exemption from Code Section 409A, but if otherwise deemed nonqualified deferred compensation and subject to Code Section 409A, then payment made within guidelines of Code Section 409A to avoid tax penalties.

The forms of these amended and restated Plans and the amended and restated Performance Program are filed with this report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

The forms of the amended and restated stock option grant and restricted stock unit agreements for the 1991 Plan and the Acquired 1997 Plan are filed with this report as Exhibits 10.5 and 10.6, respectively. The forms of the amended and restated stock option grant agreements for the 1999 Plan are filed with this report as Exhibit 10.7. The form of amended and restated performance award unit agreement is filed with this report as Exhibit 10.8

Amendments to and Restatement of the Company’s Director Equity Incentive Program and Related Award Agreements

On December 6, 2005, the Board approved amendments to and restatement of the Company’s Amended and Restated Director Equity Incentive Program and the related forms of restricted stock unit and stock option agreements also in order to comply with the new IRS rules announced earlier this year pertaining to Code Section 409A. The amendments to and restatement of the Amended and Restated Director Equity Incentive Program and the related form of restricted stock unit and stock option agreements consist of the following material changes:

Program: utilize newly-defined terms under Code Section 409A; added enabling language for potential future 409A issues and added savings language to avoid being considered “nonqualified deferred compensation” subject to Code Section 409A.

Form of Restricted Stock Unit Agreement: clarify timing of restricted stock unit payout to come within exemption under Code Section 409A.

Form of Stock Option Agreement: added savings language to avoid being considered “nonqualified deferred compensation” subject to Code Section 409A.

The amended and restated Direct Equity Incentive Program and the related forms of restricted stock unit and stock option agreements are filed with this report as Exhibits 10.9 and 10.10, respectively.

Amendment to the Company’s Credit Agreement

Also on December 6, 2005, the Board approved an amendment to its Credit Agreement (the “Credit Agreement”), dated July 16, 2004, by and among, the Company, Citibank N.A., U.S. issuing bank, Citicorp USA, Inc., as administrative agent, Barclays Bank PLC, as syndication agent, and each other bank party thereto to extend the maturity date of the Credit Agreement from July 16, 2009 to November 30, 2010. The form of this amendment to the Credit Agreement is filed with the report as Exhibit 10.11.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description
10.1	Amended and Restated Amgen Inc. 1991 Equity Incentive Plan, effective as of December 5, 2005.

10.2	Amended and Restated Amgen Inc. 1997 Equity Incentive Plan, effective as of December 5, 2005.

10.3	Amended and Restated Amgen Inc. 1999 Equity Incentive Plan, effective as of December 5, 2005.

10.4	Amended and Restated Amgen Inc. Performance Award Program, effective as of December 5, 2005.

10.5	Forms of the Amended and Restated Stock Option Grant and Restricted Stock Unit Agreements (amended and restated effective December 5, 2005) for the 1991 Equity Incentive Plan.

10.6	Forms of the Amended and Restated Stock Option Grant and Restricted Stock Unit Agreements (amended and restated effective December 5, 2005) for the 1997 Equity Incentive Plan.

10.7	Forms of the Amended and Restated Stock Option Grant Agreements (amended and restated effective December 5, 2005) for the 1999 Equity Incentive Plan.

10.8	Form of Amended and Restated Performance Unit Agreement (amended and restated effective December 5, 2005).

10.9	Amended and Restated Amgen Inc. Director Equity Incentive Program, effective as of December 6, 2005.

10.10	Forms of the Amended and Restated Restricted Stock Unit and Stock Option Grant Agreements (amended and restated effective December 6, 2005) for the Director Equity Incentive Program.

10.11	First Amendment to the Citibank N.A. Credit Agreement dated July 16, 2004, by and among, Amgen Inc., Citicorp USA, Inc., Barclays Bank PLC, and each other bank party thereto dated as of December 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: December 8, 2005	By:	/s/ DAVID J. SCOTT
	Name:	David J. Scott
	Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Amended and Restated Amgen Inc. 1991 Equity Incentive Plan, effective as of December 6, 2005.

10.2	Amended and Restated Amgen Inc. 1997 Equity Incentive Plan, effective as of December 6, 2005.

10.3	Amended and Restated Amgen Inc. 1999 Equity Incentive Plan, effective as of December 6, 2000.

10.4	Amended and Restated Amgen Inc. Performance Award Program, effective as of December 6, 2005.

10.5	Forms of the Amended and Restated Stock Option Grant and Restricted Stock Unit Agreements (amended and restated effective December 6, 2005) for the 1991 Equity Incentive Plan.

10.6	Forms of the Amended and Restated Stock Option Grant and Restricted Stock Unit Agreements (amended and restated effective December 6, 2005) for the 1997 Equity Incentive Plan.

10.7	Forms of the Amended and Restated Stock Option Grant Agreements (amended and restated effective December 6, 2005) for the 1999 Equity Incentive Plan.

10.8	Form of Amended and Restated Performance Unit Agreement (amended and restated effective December 6, 2005).

10.9	Amended and Restated Amgen Inc. Director Equity Incentive Program, effective as of December 6, 2005.

10.10	Forms of the Amended and Restated Restricted Stock Unit and Stock Option Grant Agreement (amended and restated effective December 6, 2005) for the Director Equity Incentive Program.

10.11	First Amendment to the Citibank N.A. Credit Agreement dated July 16, 2004, by and among, Amgen Inc., Citicorp USA, Inc., Barclays Bank PLC, and each other bank party thereto dated as of December 6, 2005.